Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350 , as adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K for the year ended December 31, 2021 (the “Report”) of Hancock Park Corporate Income, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Jeffrey A. Cerny, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jeffrey A. Cerny
Name:	Jeffrey A. Cerny
Date:	March 18, 2022